Exhibit 99.1
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
FEDERAL-MOGUL GLOBAL INC.,	)	Case No. 01-10578 (JKF)
T&N LIMITED, et al.,[1]	)	(Jointly Administered)
)
Debtors.	)
)
NOTICE OF (A) ENTRY OF ORDER CONFIRMING FOURTH AMENDED JOINT PLAN OF
REORGANIZATION FOR DEBTORS AND DEBTORS-IN-POSSESSION (AS MODIFIED); (B)
EFFECTIVE DATE OF THE PLAN; (C) SUBSTANTIAL CONSUMMATION OF THE PLAN; AND (D)
BAR DATES FOR CERTAIN ADMINISTRATIVE CLAIMS AND PROFESSIONAL CLAIMS
PLEASE TAKE NOTICE OF THE FOLLOWING:
1. Confirmation of the Plan. Federal-Mogul Corporation and its affiliated debtors and debtors-in-possession in the above-captioned cases identified in footnote 1 (collectively with Federal-Mogul Corporation, the “Debtors” and, as reorganized entities after emergence, the “Reorganized Debtors”) hereby give notice that, on November 8, 2007 (the “Confirmation Date”), the Honorable Judith K. Fitzgerald, United States Bankruptcy Judge, entered an order (the “Confirmation Order”) (D.I. 13674) confirming the Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-In-Possession (As Modified) (as modified through the Confirmation Date, the “Plan”), and also entered the Findings of Fact and Conclusions of Law Regarding Confirmation of the Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-In-Possession (As Modified) (the “Findings of Fact and Conclusions of Law”) (D.I. 13672). On November 14, 2007, the United States District Court for the District of Delaware entered an order (the “Affirmance Order”) affirming the Confirmation Order and adopting the Findings of Fact and Conclusions of Law (D.I. 13698). The Affirmance Order was entered on the District Court docket on November 16, 2007 (Case No. 07-00198 (JHR), D.I. 3). Unless otherwise defined in this Notice, capitalized terms and phrases used herein have the meanings set forth in the Plan.
2. Effective Date. Pursuant to the Confirmation Order, the Debtors hereby certify and give notice that the Plan became effective in accordance with its terms, and the Effective Date occurred on December 27, 2007 (the “Effective Date”). All conditions contained in Section 7.2 of the Plan have been satisfied or waived.

[1]	The U.S. Debtors (collectively, the “U.S. Debtors”) are Carter Automotive Company, Inc., Federal-Mogul Corporation, Federal-Mogul Dutch Holdings Inc., Federal-Mogul FX, Inc., Federal-Mogul Global Inc., Federal-Mogul Global Properties, Inc., Federal-Mogul Ignition Company, Federal-Mogul Machine Tool, Inc., Federal-Mogul Mystic, Inc., Federal-Mogul Piston Rings, Inc., Federal-Mogul Powertrain, Inc., Federal-Mogul Products, Inc., Federal-Mogul Puerto Rico, Inc., Federal-Mogul U.K. Holdings, Inc., Federal-Mogul Venture Corporation, Federal-Mogul World Wide, Inc., Felt Products Manufacturing Co., FM International LLC, Ferodo America, Inc., Gasket Holdings Inc., J.W.J. Holdings, Inc., McCord Sealing, Inc., and T&N Industries Inc.

The U.K. Debtors to which the Plan applies (collectively, the “U.K. Debtors”) are AE Piston Products Limited, Aeroplane & Motor Aluminium Castings Limited, Ashburton Road Services Limited, Brake Linings Limited, Duron Limited, Edmunds, Walker & Co. Limited, Federal-Mogul Aftermarket UK Limited, Federal-Mogul Bradford Limited, Federal-Mogul Bridgwater Limited, Federal-Mogul Camshaft Castings Limited, Federal-Mogul Camshafts Limited, Federal-Mogul Engineering Limited, Federal-Mogul Eurofriction Limited, Federal-Mogul Friction Products Limited, Federal-Mogul Global Growth Limited, Federal-Mogul Ignition (U.K.) Limited, Federal-Mogul Powertrain Systems International Limited, Federal-Mogul Sealing Systems (Cardiff) Limited, Federal-Mogul Sealing Systems (Rochdale) Limited, Federal-Mogul Sealing Systems (Slough) Limited, Federal-Mogul Sealing Systems Limited, Federal-Mogul Shoreham Limited, Federal Mogul Sintered Products Limited, Federal-Mogul Systems Protection Group Limited, Federal-Mogul Technology Limited, Federal Mogul U.K. Limited, Ferodo Caernarfon Limited, Ferodo Limited, Fleetside Investments Limited, F-M UK Holding Limited, Friction Materials Limited, Greet Limited, Halls Gaskets Limited, Hepworth & Grandage Limited, J.W. Roberts Limited, Lanoth Limited, Newalls Insulation Company Limited, TAF International Limited, T&N Holdings Limited, T&N International Limited, T&N Investments Limited, T&N Limited, T&N Materials Research Limited, T&N Piston Products Group Limited, T&N Properties Limited, T&N Shelf Eighteen Limited, T&N Shelf Nineteen Limited, T&N Shelf One Limited, T&N Shelf Seven Limited, T&N Shelf Three Limited, T&N Shelf Twenty Limited, T&N Shelf Twenty-One Limited, T&N Shelf Twenty-Six Limited, TBA Belting Limited, TBA Industrial Products Limited, Telford Technology Supplies Limited, The Washington Chemical Company Limited, Turner & Newall Limited, Turner Brothers Asbestos Company Limited, and Wellworthy Limited. Unlike all the other U.K. Debtors, T&N Investments Limited is a Scottish rather than English company. Certain additional U.K. affiliates of the U.S. Debtors and U.K. Debtors have commenced chapter 11 cases but are not subjects of this Notice.

3. Substantial Consummation. The Debtors hereby give notice that, pursuant to Section 1101(2) of the Bankruptcy Code, the Plan has been substantially consummated.
4. Third Party Injunction. In order to preserve and promote the settlements contemplated by and provided for in the Plan and agreements previously or concurrently approved by the Bankruptcy Court, and pursuant to the exercise of the equitable jurisdiction and power of the Bankruptcy Court under Section 524(g) of the Bankruptcy Code, all Entities which have held or asserted, which hold or assert or which may in the future hold or assert any claim, demand or cause of action (including, but not limited to, any Asbestos Personal Injury Claim or Demand, or any claim or demand for or respecting any Trust Expense) against the Protected Parties (or any of them) based upon, attributable to, or arising out of any Asbestos Personal Injury Claim or Demand, whenever and wherever arising or asserted, whether in the U.S., the U.K. or anywhere else in the world, whether sounding in tort, contract, warranty or any other theory of law, equity or admiralty (a “Third Party Claim”), shall be permanently stayed, restrained and enjoined, from taking any action for the purpose of directly or indirectly collecting, recovering or receiving payments or recovery with respect to any such Third Party Claim, including, but not limited to:
(i) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such Third Party Claim against any Protected Party or against the property of any Protected Party with respect to any such Third Party Claim;
(ii) enforcing, attaching, collecting or recovering, by any manner or means, any judgment, award, decree or order against any Protected Party or against the property of any Protected Party with respect to any such Third Party Claim;
(iii) creating, perfecting or enforcing any Lien of any kind against any Protected Party or the property of any Protected Party on the basis of such Third Party Claim;
(iv) commencing any action or other proceeding of any kind or enforcing, attaching, collecting or recovering, by any manner or means, any judgment, award, decree or order, with respect to a Third Party Claim against a Protected Party that pursuant to the Plan or after the Effective Date makes a loan to any of the Released Parties, or challenging, upsetting or impairing any Lien granted in connection with such loan by reason of any such Third Party Claim;
(v) except as otherwise provided in the Plan, asserting, implementing or effectuating any setoff, right of subrogation or contribution or recoupment of any kind against any obligation due any Protected Party or against the property of any Protected Party with respect to any such Third Party Claim; and
(vi) taking any act relating to such Third Party Claim in any manner, and in any place whatsoever, that does not conform to, or comply with, the provisions of the Plan, the Plan Documents or the Trust Documents.
For purposes of the Third Party Injunction, the Protected Parties shall consist of all of the following:
(i) the Debtors, their non-Debtor Affiliates (excluding, however, any person or Entity that may qualify as an Affiliate, but that is not commonly owned or controlled by the Debtors), the Affiliated Subsidiaries, Reorganized Federal-Mogul and the other Reorganized Debtors and all of their respective past and present officers, directors and employees;
(ii) the Noteholders, the holders of Bank Claims, and the Sureties, together with their respective successors, past and present officers, directors and employees, in each case limited to such party’s capacity set forth in this subsection;
(iii) any Entity which, pursuant to the Plan or after the Effective Date, becomes a direct or indirect transferee of, or successor to, any assets of the Debtors, Reorganized Federal-Mogul or the Trust, but only to the extent that a claim or liability is asserted against such Entity on account of its status as such transferee or successor;

(iv) any Entity that, pursuant to the Plan or after the Effective Date, makes a loan to the Debtors, Reorganized Federal-Mogul, or the Trust, or to a successor to, or transferee of, any assets of the Debtors, Reorganized Federal-Mogul, or the Trust, but only to the extent that liability is asserted to exist by reason of such lending relationship or to the extent any Lien created in connection with such a loan is sought to be challenged or impaired;
(v) each Settling Asbestos Insurance Company and each contributor of funds, proceeds or other consideration to the Trust; provided, however, that in the event a Settling Asbestos Insurance Company enters into any Asbestos Insurance Settlement Agreement(s) that cover less than all Asbestos Insurance Policies applicable to such Settling Asbestos Insurance Company, such Settling Asbestos Insurance Company shall be a Protected Party only with respect to those Asbestos Insurance Policies as to which it has entered into an Asbestos Insurance Settlement Agreement or Agreements; and
(vi) the Dan=Loc Group and their respective successors, including, but not limited to, The Flexitallic Group, Inc. and its subsidiaries and affiliates and respective successors.
5. Supplemental Injunction. In order to preserve and promote the settlements contemplated by and provided for in the Plan, and to supplement, where necessary, the injunctive effect of the discharge as provided in Sections 1141 and 524 of the Bankruptcy Code and as described in Article IX of the Plan, except as otherwise provided in the Plan, all Entities which have held or asserted, which hold or assert or which may hold or assert any claim, demand or cause of action (other than a Demand) against the Released Parties (or any of them) based upon, attributable to, or arising out of any Claim against or Equity Interest in any of the Debtors, whenever and wherever arising or asserted, whether in the U.S., the U.K. or anywhere else in the world, whether sounding in tort, contract, warranty or any other theory of law, equity or admiralty, shall be permanently stayed, restrained and enjoined from taking any action against the Released Parties for the purpose of directly or indirectly collecting, recovering or receiving payments or recovery with respect to any such claim, demand or cause of action arising prior to the Confirmation Date, including, but not limited to:
(i) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such claim, demand or cause of action against any of the Released Parties, or against the property of any Released Party;
(ii) enforcing, attaching, collecting or recovering, by any manner or means, any judgment, award, decree or order against any of the Released Parties or against the property of any Released Party with respect to any such claim, demand or cause of action;
(iii) creating, perfecting or enforcing any Lien of any kind against any Released Party or the property of any Released Party with respect to any such claim, demand or cause of action;
(iv) except as otherwise provided in the Plan, asserting, implementing or effectuating any setoff, right of subrogation, indemnity, contribution or recoupment of any kind against any obligation due any Released Party or against the property of any Released Party with respect to any such claim, demand or cause of action; and
(v) taking any act, in any manner, in any place whatsoever, that does not conform to, or comply with, the provisions of the Plan or the Plan Documents relating to such claim, demand or cause of action.
6. Asbestos Insurance Entity Injunction. Subject to the provisions of Section 9.3.3(a) of the Plan, all Entities (excluding, however, the Trust, the Asbestos Insurance Companies and the Reorganized Debtors to the extent they are permitted or required to pursue claims relating to the Hercules Policy, any EL Policy, any Asbestos Insurance Actions and/or the Asbestos Insurance Action Recoveries) that have held or asserted, that hold or assert, or that may in the future hold or assert any claim, demand or cause of action (including any Asbestos Personal Injury Claim or Demand or any claim or demand for or respecting any Trust Expense) against any Asbestos Insurance Company based upon, attributable to, arising out of, or in any way connected with any Asbestos Personal Injury Claim or Demand, whenever and wherever arising or asserted, whether in the U.S., the U.K. or anywhere else in the world, whether sounding in tort, contract, warranty, or any other theory of law, equity, or admiralty, shall be stayed, restrained, and enjoined from taking any action for the purpose of directly or indirectly collecting, recovering, or receiving payments, satisfaction, or recovery with respect to any such claim, demand, or cause of action including, without limitation:
(i) commencing, conducting, or continuing, in any manner, directly or indirectly, any suit, action, or other proceeding of any kind (including a judicial, arbitration, administrative, or other proceeding) in any forum with respect to any such claim, demand, or cause of action against any Asbestos Insurance Company, or against the property of any Asbestos Insurance Company, with respect to any such claim, demand, or cause of action;
(ii) enforcing, levying, attaching, collecting, or otherwise recovering, by any means or in any manner, whether directly or indirectly, any judgment, award, decree, or other order against any Asbestos Insurance Company, or against the property of any Asbestos Insurance Company, with respect to any such claim, demand, or cause of action;
(iii) creating, perfecting, or enforcing in any manner, directly or indirectly, any encumbrance against any Asbestos Insurance Company, or the property of any Asbestos Insurance Company, with respect to any such claim, demand, or cause of action; and
(iv) except as otherwise specifically provided in the Plan, asserting or accomplishing any setoff, right of subrogation, indemnity, contribution, or recoupment of any kind, directly or indirectly, against any obligation of any Asbestos Insurance Company, or against the property of any Asbestos Insurance Company, with respect to any such claim, demand or cause of action;
provided, however, that (a) the Asbestos Insurance Entity Injunction shall not impair in any way any actions brought by the Trust and/or the Reorganized Debtors against any Asbestos Insurance Company; (b) the Trust shall have the sole and exclusive authority at any time to file a motion, upon express notice to each affected Asbestos Insurance Company, asking the District Court to terminate, or reduce or limit the scope of, the Asbestos Insurance Entity Injunction with respect to any Asbestos Insurance Company (subject to the proviso that each affected Asbestos Insurance Company shall retain all rights and defenses with respect to Claims asserted against it as a result of any such termination, reduction, or limitation of the Asbestos Insurance Entity Injunction); and (c) the Asbestos Insurance Entity Injunction is not issued for the benefit of any Asbestos Insurance Company, and no Asbestos Insurance Company is a third-party beneficiary of the Asbestos Insurance Entity Injunction.
7. Bar Date for Professional Fee Claims. All final requests for compensation or reimbursement of the fees of any professional employed in the Reorganization Cases pursuant to Sections 327 or 1103 of the Bankruptcy Code or otherwise, including the professionals seeking compensation or reimbursement of costs and expenses relating to services performed after the Petition Date and prior to and including the Effective Date in connection with the Reorganization Cases, pursuant to sections 327, 328, 330, 331, 503(b) or 1103 of the Bankruptcy Code for services rendered to the Debtors, the Official Committees, or the Future Claimants Representative (each a “Professional”), and Claims for making a substantial contribution under sections 503(b)(3)(D) and/or 503(b)(4) of the Bankruptcy Code, including any requests (i) by the Ad Hoc Committee of Certain Unsecured Creditors in accordance with Section 8.15.3 of the Plan or (ii) pursuant to Section 2.5 of the Addendum, shall be filed and served on the Reorganized Debtors and their counsel not later than February 25, 2008 (i.e., sixty (60) days after the Effective Date) (the “Professional Fee Bar Date”).
     The procedures for processing final requests for compensation or reimbursement of the fees of any Professional are set forth in Section 2.5 of the Plan. If a Professional or other entity does not submit a request for payment of an Administrative Expense on account of services rendered to the Estates on or before the Professional Fee Bar Date, such Entity shall be forever barred from seeking payment of such Administrative Expense from any Reorganized Debtor, or any of its successors or assigns, or out of the property of any of them.
8. Bar Date for Administrative Claims. All requests for payment of an Administrative Claim (other than as set forth in Section 11.14 of the Plan and Sections II.A.2 and II.B of the Confirmation Order) against any of the U.S. Debtors shall be filed with the Bankruptcy Court and served on the United States Trustee and counsel for the Debtors at the addresses set forth in Section 11.24 of the Plan not later than April 25, 2008 (i.e., the first business day that is at least one hundred and twenty (120) days after the Effective Date) (the “Administrative Claims Bar Date”). The Reorganized Debtors and any other party in interest may object to an Administrative Claim within ninety (90) days after the Administrative Claims Bar Date, provided that such 90-day period of review may be extended by the Bankruptcy Court upon the request of any of the Plan Proponents. If an Entity does not submit a request for payment of an Administrative Expense on or before the Administrative Claims Bar Date, such Entity shall be forever barred from seeking payment of such Administrative Expense from any Reorganized Debtor, or any of its successors or assigns, or out of the property of any of them. Notwithstanding the foregoing, no request for payment of an Administrative Claim need be filed with respect to an Administrative Claim which is paid or payable by a U.S. Debtor in the ordinary course of business.
9. Copies of Plan and Confirmation Order. Any party-in-interest who wishes to obtain a copy of the Plan, any Exhibits to the Plan, or the Confirmation Order may view and download such documents at the Debtors’ website, http://www.fmoplan.com. In addition, all documents that are filed with the Bankruptcy Court may be reviewed during regular business hours (8:30 a.m. to 4:00 p.m. weekdays, except legal holidays) at the office of the Clerk, United States Bankruptcy Court for the District of Delaware, 824 Market Street, Wilmington, Delaware 19801, or at http://www.deb.uscourts.gov.

Dated: December 27, 2007	BY ORDER OF THE COURT

SIDLEY AUSTIN LLP	PACHULSKI STANG ZIEHL & JONES LLP
James F. Conlan	Laura Davis Jones (Bar No. 2436)
Larry J. Nyhan	James E. O’Neill (Bar No. 4042)
Kevin T. Lantry	Scotta E. McFarland (Bar No. 4184)
Kenneth P. Kansa	919 North Market Street, 17th Floor
One South Dearborn Street	P.O. Box 8705
Chicago, Illinois 60603	Wilmington, Delaware 19899-8705
(312) 853-7000	(302) 652-4100
Co-Counsel to the Debtors and Debtors in Possession

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